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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated January 29, 2004 announcing financial results for the fourth quarter and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

        The information included in this section is being furnished pursuant to Item 12—Results of Operations and Financial Condition.

        On January 29, 2004, JetBlue Airways Corporation issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: January 29, 2004	By:	/s/ HOLLY NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated January 29, 2004 announcing financial results for the fourth quarter and year ended December 31, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX